STATE OF OREGON
COUNTY OF DESCHUTES

                            DURABLE POWER OF ATTORNEY
                            -------------------------

KNOW ALL MEN BY THESE PRESENTS:

         That I, YVONNE M. HUSON, as Trustee of the Richard S. Huson Revocable Trust U/T/A dated 09/04/98 (the "Trust"), do hereby make, constitute, and appoint JAMES E. CRABBE my true and lawful Attorney-in-Fact.

         I. POWER AND AUTHORITIES


                  I hereby delegate to my Attorney-in-Fact full power and authority for me in my name, place, and stead to do and perform the following act:

                           To vote in person or by granting of a proxy with or without the power of substitution, all my shares of Casinovations Incorporated common stock held in the Trust.

                  This durable power of attorney shall not be affected by any disability on my part. The power conferred on my Attorney-in-Fact by this instrument shall be exercisable from November 12, 1999. All acts done by my Attorney-in-Fact pursuant to the power conferred by this Durable Power of Attorney during any period of my disability or incompetency shall have the same effect and inure to the benefit of and bind me or my heirs, devisees and personal representatives as if I were competent and not disabled.

                  This is a written Durable Power of Attorney which shall be nondelegable and which shall not be terminated by my incompetency or adjudication, as an incapacitated adult, and it shall remain in full force and effect.

         II. RELEASE AND INDEMNIFICATION OF ATTORNEY-IN-FACT

                  My Attorney-in-Fact shall have no liability to me or to any other person for any action taken, or not taken, in good faith pursuant to this Durable Power of Attorney. I hereby release my Attorney-in-Fact from any and all liability hereunder and agree to indemnify him for any and all liabilities, costs, and expenses, including reasonable attorneys' fees, which may be incurred in good faith.

         III. RELEASE AND INDEMNIFICATION OF THIRD PERSONS.

                  Upon receipt of this Document, no third person shall have any duty to inquire into the authority of my Attorney-in-Fact to take any action set forth in Section I of this Document. I hereby release and agree to indemnify any and all persons for actions taken in compliance with the directions of my Attorney-in-Fact or for honoring any document executed by my Attorney-in-Fact or for any action taken in reliance thereon.

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         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal, this 12th day of November, 1999.

                           _____________________________________________  (SEAL)
                           Yvonne M. Huson

                           Signed, sealed and delivered on the 12th day of November, 1999, in the presence of :

                           ---------------------------------------------
                           Unofficial Witness


                           Signed and sworn before me on November 12, 1999, by Yvonne M. Huson



                           (notary stamp)
                                            ----------------------------
                                            Notary Public



                           For purposes of identification only, my
                           Attorney-in-Fact has signed and sealed this Durable Power of Attorney.

                           _____________________________________________  (SEAL)
                           James E. Crabbe

                           Signed, sealed and delivered on the ___ day of November, 1999, in the presence of:

                           ---------------------------------------------
                           Unofficial Witness


                           Signed and sworn before me on the ___ day of November, 1999, by James E. Crabbe


                           (notary stamp)
                                            ----------------------------
                                            Notary Public